Contract No. MT241

               Firm Transportation Service Agreement Form

 1.  Shipper's Name and Address:

        Mountain Fuel Supply Company
        180 East First South, P.O. Box 11368
        Salt Lake City, Utah 84139

 2.  Shipper's Status:

      X         local distribution company (LDC)
                intrastate pipeline company
                interstate pipeline company
                other

 3.  Transportation on Behalf of:

      X         LDC
                intrastate pipeline company
                interstate pipeline company
                shipper

 4.  Rate Schedule T-1 RDC:

        798,251 Dth/day (dry)

 5.  Primary Receipt Points (Firm Service Only)

       See Attachment A

 6.  Primary Delivery Points (Firm Service Only)

       See Attachment A

 7.  Rates:

       Reservation Charges:

      X         The maximum rate in Questar's Statement of Rates
                A discounted rate of $   /Dth
      X         See Additional Terms

       Usage Charges:

      X         The maximum rate in Questar's Statement of Rates
                A discounted rate of $   /Dth
                See Additional Terms

 8.  Volumetric Rate:

                Valid only if capacity is released at a volumetric rate

 9.  GRI Charges:

      X         Yes
                No

 10. Additional Facilities Charges:
      X         None
                Lump sum payment of
                Monthly fee of
                See Additional Terms

 11. Term of Service:

       November 1, 1989 to June 30, 1999

 12. Renewal Term:

                None
                Month to month
       X        Other:  year to year

 13.  Additional Terms:

        (a) Until Shipper and Questar receive FERC approval to abandon Rate Schedule X-33, Shipper may not transport under this Agreement those volumes listed on Appendix A as being committed to transportation under Rate Schedule X-33, nor may Shipper include those X-33 volumes in any transactions or options offered under Questar's FERC Gas Tariff, First Revised Volume No. 1.

        (b) Shipper shall receive a discounted reservation charge under this Agreement of $.0000/Dth for the 120,470 Dth/day also committed to transportation under Rate Schedule X-33. On the date Rate
               Schedule X-33 is abandoned, Shipper shall be charged the maximum reservation charge for the 120,470 Dth/day.

        (c) Shipper may not change primary capacities at receipt and delivery points for volumes that were converted from Rate Schedule X-33.

This Agreement includes all the terms and conditions of Questar's
FERC Gas Tariff, First Revised Volume No. 1 and the terms, conditions and signatures of Shipper's Access Agreement with Questar.

Shipper:                                 Questar Pipeline Company
Mountain Fuel Supply Company


By /s/Michael E. Benefield               By /s/J. B. Carricaburu
Michael E. Benefield,                    J. B. Carricaburu,
Vice President                           Vice  President,
Gas Supply                               Gas Supply and Marketing

Date: 8-10-93

R93-007\MFS-241.KFT